                                                        Exhibit 24.1

                                 POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints James B. Perry and Dale R. Black and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, with full power of substitution and resubstitution, for and in the name, place and stead of the undersigned, in any and all capacities, to sign this Registration Statement on Form S-4 relative to a new issuance of 10 3/4 Senior Subordinated Notes and any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants to such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Date:        4-5-01                        Name:  /s/ James B. Perry
     ---------------------                     ------------------------------

Date:       1-25-01                        Name:  /s/ John B. Pratt
     ---------------------                     ------------------------------

Date:       1-25-01                        Name:  /s/ William F. Cellini
     ---------------------                     ------------------------------

Date:       1-25-01                        Name:  /s/ Jimmy F. Gallagher
     ---------------------                     ------------------------------

Date:  January 25, 2001                    Name:  /s/ George Lambert Bristol
     ---------------------                     ------------------------------

Date:       1-25-01                        Name:  /s/ Lance Callis
     ---------------------                     ------------------------------

Date:       1-25-01                        Name:  /s/ Edward F. Brennan
     ---------------------                     ------------------------------